PLEDGE AGREEMENT


                  PLEDGE AGREEMENT dated as of September 30, 20034 (this "Agreement"), by and among Mr. Jake Shapiro, an individual (the "Pledgor"), and each of Longview Fund, LP, Longview Equity Fund, LP and Longview International Equity Fund, LP (collectively, the "Secured Parties").

                  Reference is made to (i) that certain Amendment Agreement (the "Amendment Agreement"), dated as of the date hereof, by and among Knightsbridge Fine Wines, Inc. ("Knightsbridge"), the Secured Parties, and Mr. Jake Shapiro, individually, (ii) the Note Purchase Agreement, dated as of May 28, 2004 (the "Note Purchase Agreement"), by and among Knightsbridge and the Secured Parties,
(iii) that certain Convertible Promissory Note No. PN-04-1 dated May 28, 2004 (the "First Note"), in the original principal amount of $250,000 issued by in favor of Longview Fund, LP, (iv) that certain Convertible Promissory Note No. PN-04-2 dated May 28, 2004 (the "Second Note"), in the original principal amount of $200,000 issued by Knightsbridge in favor of Longview Equity Fund, LP, and
(v) that certain Convertible Promissory Note No. PN-04-3 dated May 28, 2004 (the "Third Note" and, collectively with the First Note and the Second Note, the "Notes"), in the original principal amount of $50,000 issued by Knightsbridge in favor of Longview International Equity Fund, LP. The Notes evidence loans made by the Secured Parties to Knightsbridge in the principal amount of the Notes. This Agreement is the Pledge Agreement referred to in the Amendment Agreement.

                  In order to induce the Secured Parties to enter into the Amendment Agreement with Knightsbridge, the Pledgor, as Chief Executive Officer and President of Knightsbridge, has agreed to pledge the Shares and the proceeds of such Shares to the Secured Parties to secure the obligations of the Pledgor under the Amendment Agreement, the Note Purchase Agreement, and the Notes.

                  NOW, THEREFORE, in consideration of the premises, the Pledgor hereby agrees with the Secured Parties as follows:

                  1.       Pledge and Security Interest.

                           (a)      The  Pledgor  hereby  pledges to the Secured
Parties and hereby grants to the Secured Parties a first priority lien on, and security interest in, all his right, title and interest in and to the Shares owned by the Pledgor and which are set forth on Schedule A attached hereto (the "Pledged Shares"), and all proceeds of the Pledged Shares, including, without limitation, all cash, securities or other property distributed in respect of or in exchange for any or all such Pledged Shares (together with the Pledged
Shares, the "Pledged Collateral"), as security for the prompt and complete payment when due of all amounts payable to the Secured Parties under the Amendment Agreement, the Note Purchase Agreement, the Notes and this Agreement (collectively, the "Obligations").

                           (b)      The  Pledgor  agrees to deliver  promptly or
cause to be delivered to the Secured Parties all Pledged Shares, and any and all certificates or other instruments or documents representing any of the Pledged Collateral (together with any necessary endorsement). All Pledged Shares delivered to the Secured Parties shall be accompanied by undated stock power duly executed in blank or other instruments of transfer satisfactory to the Secured Parties and by such other instruments and documents as the Secured Parties may reasonably request.


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                           (c)      This   Agreement   constitutes   a  security
agreement under Article 9 of the Uniform Commercial Code as in effect in the State of New York, as the same may be amended from time to time (the "UCC"), with respect to the Pledged Collateral.

                  2. Voting Rights; Attorney-in-Fact. So long as no Event of Default (as such term is defined in the Notes) shall have occurred and be continuing, the Pledgor shall be entitled to exercise all voting rights pertaining to the Pledged Shares and to give consents, waivers and ratifications in respect thereof. After the occurrence and during the continuance of an Event of Default, the Secured Parties shall have the exclusive right to vote any and all of the Pledged Shares and to give consents, waivers and ratifications in respect thereof, and the Pledgor shall deliver to the Secured Parties such proxies or other documents and instruments as the Secured Parties may request to further effectuate the foregoing. For these purposes, the Pledgor designates and appoints the Secured Parties as the Pledgor's agent and attorney-in-fact for purposes of executing such documents and instruments as the Secured Parties may consider necessary or appropriate for purposes of implementing this Agreement. The foregoing designation and appointment is irrevocable and coupled with an interest.

                  3. Representations, Warranties and Covenants of the Pledgor. The Pledgor represents and warrants to the Secured Parties that:

                           (a)      the execution,  delivery and  performance of
the Amendment Agreement, the Note Purchase Agreement, the Notes and this Agreement by the Pledgor do not violate or conflict with any law applicable to the Pledgor, any order or judgment of any court or other agency or governmental authority applicable to the Pledgor or any of the Pledgor's assets or any contractual restriction binding on or affecting the Pledgor or any of his assets;

                           (b)      the Pledgor has obtained  all consents  that
are required to have been obtained by him with respect to the Amendment Agreement, the Note Purchase Agreement, the Notes and this Agreement (including, without limitation, any consent required to be obtained from the issuer of the Pledged Shares) and all such consents are in full force and effect and all conditions of any such consents have been complied with;

                           (c)      the Amendment  Agreement,  the Note Purchase
Agreement, the Notes and this Agreement constitute the legal, valid and binding obligations of the Pledgor, enforceable against him in accordance with their respective terms, subject to applicable bankruptcy, insolvency or other similar laws affecting creditors' rights generally and to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law); and

                           (d)      on the date hereof and as of the date of any
future delivery of Pledged Collateral to the Secured Parties and at all times until the security interests granted by this Agreement are terminated pursuant to Section 6 hereof: (A) the Pledgor is or will be the owner of such Pledged Collateral, subject to no adverse claim (including any lien, encumbrance or claim of legal or beneficial ownership), except the lien and security interest in favor of the Secured Parties; (B) the Pledgor has or will have full power, authority and legal right to pledge the Pledged Collateral to the Secured Parties hereunder, and no consent, approval or other authorization of any person or governmental authority is required (except those which have been obtained) in connection therewith; and (C) the lien of this Agreement constitutes or will constitute a first priority perfected security interest in the Pledged Collateral in favor of the Secured Parties.

                  4. Rights of the Secured Parties. The Secured Parties shall not be liable for failure to collect or realize upon the Pledged Collateral, or for any delay in so doing nor shall it be under any obligation to



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

take any action whatsoever with regard thereto. If an Event of Default has occurred and is continuing, the Secured Parties may thereafter, without notice, exercise all rights, privileges or options pertaining to any Pledged Shares as if it were the absolute owner thereof, upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but the Secured Parties shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

                  5.       Remedies.

                           (a)      Upon   the   occurrence   and   during   the
continuance of an Event of Default, the Secured Parties, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale), each of which demands, advertisements or notices are hereby expressly and irrevocably waived by the Pledgor, may forthwith collect, receive and realize upon the Pledged Collateral or any part thereof shall have come into the possession of the Secured Parties at such time, and may forthwith sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver the Pledged Collateral or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or elsewhere upon such terms and conditions as the Secured Party may deem advisable and at such prices as the Secured Parties, in their sole discretion may deem advisable, with the right to the Secured Parties upon any such public sale to purchase the whole or any part of the Pledged Collateral so sold. Each purchaser at any such sale, public or private, shall hold the property sold free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the extent permitted by law) stay and appraisal which such Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Secured Parties agree that it shall give to the Pledgor, not less than ten
(10) days notice (which the Pledgor agrees is reasonable notice within the meaning of Section 9-504 of the UCC) of the time and place of any public sale or of the time at which a private sale or other intended disposition of the Pledged Collateral is to take place. The Pledgor recognizes that the Secured Parties may be unable to effect a public sale of any or all of the Pledged Collateral but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Secured Parties shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Pledgor to register such securities for public sale under applicable federal or state securities laws.

                           (b)      In addition to these rights and remedies set
forth in Section 5(a) hereof, upon the occurrence and during the continuance of an Event of Default, the Secured Parties shall be entitled to transfer the Pledged Shares into its own name and assume legal ownership thereof in full satisfaction of the Obligations, whereupon the Pledgor shall not have any further liability under the Note or hereunder.

                           (c)      The  Secured  Parties  shall  apply  the net
proceeds of any collection, recovery, receipt, realization or sale of the Pledged Collateral, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care, safekeeping or otherwise of any and all of the Pledged Collateral or in any way relating to the rights of the Secured Parties hereunder, including reasonable legal fees and expenses, to the payment, in whole or in part, of all accrued but unpaid interest on the Notes and then to the outstanding principal amount of the Notes.



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


                           (d)      In  addition  to  the  rights  and  remedies
granted to the Secured Parties in this Agreement, the Secured Parties shall have all the rights and remedies of a secured party under the UCC with respect to the Pledged Collateral.

                  6.       Termination of Security Interest.

                           (a)      Upon the payment in full of all  Obligations
of the Pledgor under the Amendment Agreement, the Note Purchase Agreement, and the Notes, the Secured Party shall deliver to the Pledgor all items of Pledged Collateral in the possession of the Secured Parties.

                           (b)      Upon any delivery of Pledged  Collateral  to
the Pledgor in accordance with the terms of this Agreement, the lien and security interest provided for herein as to such Pledged Collateral shall immediately terminate and cease to attach thereto (if such lien and security interest has not previously terminated and ceased to attach).

                  7. Further Assurances. The Pledgor agrees that at any time and from time to time upon the written request of the Secured Parties, the Pledgor will execute and deliver such further documents and do such further acts and things as the Secured Parties may reasonably request in order to effect the purposes of this Agreement.

                  8.       Severability.  Any provision of this Agreement  which
is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions and without affecting the validity, enforceability or legality of such provision in any other jurisdiction.

                  9. Waivers; Remedies Cumulative. The Secured Parties shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver or amendment shall be valid unless in writing, signed by the Secured Parties, and then only to the extent therein set forth. A waiver by the Secured Parties of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Secured Parties would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Secured Parties, any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

                  10. Amendment. This Agreement may be amended, modified or altered only by an instrument in writing executed by the Pledgor and the Secured Parties.

                  11. Place of Delivery and Release of Pledged Collateral and Remittances. Each delivery and release of Pledged Collateral and remittance of dividends or interest thereon or of other amounts to the Secured Parties or the Pledgor hereunder shall be made at the address for such party set forth in the preamble hereto or at such other address in the United States of America as such party may have last specified for such delivery or remittance by notice to the other party.

                  12. Notices. Except as otherwise expressly provided herein, all notices and other communications in connection with this Agreement will be sufficient if in writing and sent by hand, by certified or registered mail (with return receipt requested), by overnight courier or by confirmed



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

facsimile transmission. If delivered by hand or overnight courier, a notice or communication will be deemed effective on the date of delivery. If delivered by certified or registered mail (return receipt requested), a notice or communication will be deemed effective four days after mailing. If sent by facsimile transmission, a notice or communication will be deemed effective upon receipt.

                  13. Binding Effect; Applicable Law. This Agreement and all obligations of the Pledgor hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the Pledgor, and shall, together with the rights and remedies of the Secured Parties hereunder, inure to the benefit of the Secured Parties and their successors and assigns; provided that the Pledgor may not assign all or any part of this Agreement without the prior written consent of the Secured Parties. This Agreement is being delivered and is intended to be performed in the State of New York, and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by the laws of the State of New York, without giving effect to the principles of conflicts of laws thereunder. This Agreement shall not be interpreted or construed with any presumption against the party that caused this Agreement to be drafted.

                  14. Counterparts. This Agreement may be executed (including by facsimile signature) in two (2) or more counterparts, and all such counterparts taken together shall be deemed to constitute one and the same agreement.

















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


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above stated.


                                     -----------------------------------
                                     Jake Shapiro, individually



                                     LONGVIEW FUND, LP


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:

                                     LONGVIEW EQUITY FUND, LP


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     LONGVIEW INTERNATIONAL EQUITY FUND, LP


                                     By:
                                         ------------------------------
                                         Name:
                                         Title:





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



                                                                      SCHEDULE A


                                 PLEDGED SHARES


Two hundred and fifty thousand shares of common stock, par value $0.001, of Knightsbridge Fine Wines, Inc.